Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2019							2020							% Change		FX Impact(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr(b)	6 Months(b)	3rd Qtr(b)	9 Months(b)	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766	$6,487	$13,253	$6,542	$19,795			88%	87%	—	—
Europe	1,480	1,491	2,971	1,445	4,416	1,850	6,266	2,567	2,136	4,703	2,453	7,156			70%	62%	4%	(1)%
Rest of the World	874	988	1,862	976	2,838	1,175	4,013	1,335	1,334	2,669	1,361	4,030			39%	42%	(3)%	(4)%
Other	117	127	244	114	358	166	524	113	172	285	184	469			61%	31%	—	—
Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781	$10,129	$20,910	$10,540	$31,450			75%	73%	—	(1)%

% of Revenues	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(a)	Year(a)	1st Qtr(b)	2nd Qtr(b)	6 Months(b)	3rd Qtr(b)	9 Months(b)	4th Qtr	Year
United States	58.2%	58.4%	58.3%	57.8%	58.2%	59.8%	58.7%	62.8%	64.0%	63.4%	62.1%	62.9%
Europe	25.0%	23.8%	24.4%	24.1%	24.3%	23.3%	24.0%	23.8%	21.1%	22.5%	23.3%	22.8%
Rest of the World	14.8%	15.8%	15.3%	16.2%	15.6%	14.8%	15.3%	12.4%	13.2%	12.8%	12.9%	12.8%
Other	2.0%	2.0%	2.0%	1.9%	1.9%	2.1%	2.0%	1.0%	1.7%	1.3%	1.7%	1.5%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(b)    Includes Celgene product revenues for the entire period.
(c)    Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$5,713	$6,031	$11,744	$5,768	$17,512	$7,662	$25,174	$10,541	$9,817	$20,358	$10,197	$30,555			77%	74%
Alliance and other revenues	207	242	449	239	688	283	971	240	312	552	343	895			44%	30%
Total Revenues	5,920	6,273	12,193	6,007	18,200	7,945	26,145	10,781	10,129	20,910	10,540	31,450			75%	73%

Cost of products sold(a)	1,824	1,972	3,796	1,790	5,586	2,492	8,078	3,662	2,699	6,361	2,502	8,863			40%	59%
Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606	1,628	3,234	1,706	4,940			62%	57%
Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372	2,522	4,894	2,499	7,393			81%	82%
Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282	2,389	4,671	2,491	7,162			**	**
Other (income)/expense, net	(261)	100	(161)	410	249	689	938	1,163	(736)	427	(915)	(488)			**	**
Total Expenses	3,941	4,497	8,438	4,658	13,096	8,074	21,170	11,085	8,502	19,587	8,283	27,870			78%	**

Earnings/(Loss) Before Income Taxes	1,979	1,776	3,755	1,349	5,104	(129)	4,975	(304)	1,627	1,323	2,257	3,580			67%	(30)%
Provision/(Benefit) for Income Taxes	264	337	601	(17)	584	931	1,515	462	1,707	2,169	379	2,548			**	**
Net Earnings/(Loss)	1,715	1,439	3,154	1,366	4,520	(1,060)	3,460	(766)	(80)	(846)	1,878	1,032			37%	(77)%
Noncontrolling Interest	5	7	12	13	25	(4)	21	9	5	14	6	20			(54)%	(20)%
Net Earnings/(Loss) Attributable to BMS	$1,710	$1,432	$3,142	$1,353	$4,495	$(1,056)	$3,439	$(775)	$(85)	$(860)	$1,872	$1,012			38%	(77)%

Diluted Earnings/(Loss) per Common Share*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44			(1)%	(84)%
Weighted-Average Common Shares Outstanding - Diluted	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258	2,263	2,261	2,290	2,295			—	—
Dividends declared per common share	$0.41	$0.41	$0.82	$0.41	$1.23	$0.45	$1.68	$0.45	$0.45	$0.90	$0.45	$1.35			10%	10%

	2019							2020
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr	Year
Gross Margin	69.2%	68.6%	68.9%	70.2%	69.3%	68.6%	69.1%	66.0%	73.4%	69.6%	76.3%	71.8%

Other Ratios
Effective tax rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%	104.9%	163.9%	16.8%	71.2%

Other (income)/expense, net	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$45	$123	$168	$209	$377	$279	$656	$362	$357	$719	$346	$1,065			66%	**
Pension and postretirement	44	26	70	1,537	1,607	(8)	1,599	(4)	(2)	(6)	—	(6)			(100)%	**
Royalties and licensing income	(308)	(303)	(611)	(356)	(967)	(393)	(1,360)	(410)	(311)	(721)	(403)	(1,124)			13%	16%
Divestiture losses/(gains)	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)	9	(7)	1	(6)			**	(99)%
Acquisition expenses	165	303	468	7	475	182	657	—	—	—	—	—			(100)%	(100)%
Contingent consideration	—	—	—	—	—	523	523	556	(165)	391	(988)	(597)			N/A	N/A
Investment income	(56)	(119)	(175)	(173)	(348)	(116)	(464)	(61)	(25)	(86)	(13)	(99)			(92)%	(72)%
Integration expenses	22	106	128	96	224	191	415	174	166	340	195	535			**	**
Provision for restructuring	12	10	22	10	32	269	301	160	115	275	176	451			**	**
Equity investment (gains)/losses	(175)	(71)	(246)	261	15	(290)	(275)	338	(818)	(480)	(244)	(724)			**	**
Litigation and other settlements	1	—	1	(1)	—	77	77	32	(1)	31	10	41			**	N/A
Transition and other service fees	(2)	(2)	(4)	(7)	(11)	(26)	(37)	(61)	(50)	(111)	(18)	(129)			**	**
Intangible asset impairment	—	15	15	—	15	—	15	—	21	21	—	21			N/A	40%
Reversion excise tax	—	—	—	—	—	—	—	76	—	76	—	76			N/A	N/A
Other	(9)	4	(5)	6	1	(2)	(1)	17	(32)	(15)	23	8			**	**
Other (income)/expense, net	$(261)	$100	$(161)	$410	$249	$689	$938	$1,163	$(736)	$427	$(915)	$(488)			**	**
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Includes amortization of purchase price adjustments to Celgene debt.
(c)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(d)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED SEPTEMBER 30, 2020
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2020(b)	2019	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2020 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$10,540	$6,007	$4,533	75%	$26	$10,514	—	75%
Gross profit	8,038	4,217	3,821	91%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	8,497	4,239	4,258	100%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	80.6%	70.6%

Marketing, selling and administrative	1,706	1,055	651	62%	(3)	1,703	(1)%	61%
Marketing, selling and administrative excluding specified items(a)	1,700	1,055	645	61%	(3)	1,697	—	61%

Marketing, selling and administrative excluding specified items as a % of revenues	16.1%	17.6%

Research and development	2,499	1,378	1,121	81%	(1)	2,498	—	81%
Research and development excluding specified items(a)	2,276	1,358	918	68%	(1)	2,275	—	68%

Research and development excluding specified items as a % of revenues	21.6%	22.6%

YEAR-TO-DATE	2020(b)	2019	$ Change	% Change	Favorable / (Unfavorable) FX Impact $*	2020 Excluding FX	Favorable / (Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$31,450	$18,200	$13,250	73%	$(141)	$31,591	(1)%	74%
Gross profit	22,587	12,614	9,973	79%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	25,212	12,787	12,425	97%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	80.2%	70.3%

Marketing, selling and administrative	4,940	3,137	1,803	57%	25	4,965	1%	58%
Marketing, selling and administrative excluding specified items(a)	4,902	3,136	1,766	56%	25	4,927	1%	57%

Marketing, selling and administrative excluding specified items as a % of revenues	15.6%	17.2%

Research and development	7,393	4,051	3,342	82%	9	7,402	1%	83%
Research and development excluding specified items(a)	6,700	3,936	2,764	70%	9	6,709	—	70%

Research and development excluding specified items as a % of revenues	21.3%	21.6%
*    Foreign exchange impacts were derived by applying the prior period average currency rates to the current period sales and expenses.
(a)    Refer to the Specified Items schedule for further details.
(b)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$1,299	$1,299	$2,915	$2,884	$5,799	$3,027	$8,826			$3,027	$8,826	N/A	N/A
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641	2,163	4,804	2,095	6,899			167	1,004	9%	17%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766	1,653	3,419	1,780	5,199			(37)	(242)	(2)%	(4)%
Orencia	640	778	1,418	767	2,185	792	2,977	714	750	1,464	826	2,290			59	105	8%	5%
Pomalyst/Imnovid	—	—	—	—	—	322	322	713	745	1,458	777	2,235			777	2,235	N/A	N/A
Sprycel	459	544	1,003	558	1,561	549	2,110	521	511	1,032	544	1,576			(14)	15	(3)%	1%
Yervoy	384	367	751	353	1,104	385	1,489	396	369	765	446	1,211			93	107	26%	10%
Abraxane	—	—	—	—	—	166	166	300	308	608	342	950			342	950	N/A	N/A
Empliciti	83	91	174	89	263	94	357	97	97	194	96	290			7	27	8%	10%
Reblozyl	—	—	—	—	—	—	—	8	55	63	96	159			96	159	N/A	N/A
Inrebic	—	—	—	—	—	5	5	12	15	27	13	40			13	40	N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	1	1	2	3			2	3	N/A	N/A
Onureg	—	—	—	—	—	—	—	—	—	—	3	3			3	3	N/A	N/A

Established Brands
Baraclude	141	147	288	145	433	122	555	122	121	243	100	343			(45)	(90)	(31)%	(21)%
Vidaza	—	—	—	—	—	58	58	158	126	284	106	390			106	390	N/A	N/A
Other Brands(a)	487	481	968	350	1,318	356	1,674	418	331	749	287	1,036			(63)	(282)	(18)%	(21)%

Total	$5,920	$6,273	$12,193	$6,007	$18,200	$7,945	$26,145	$10,781	$10,129	$20,910	$10,540	$31,450			$4,533	$13,250	75%	73%
(a)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Other Brands includes $57 million and $262 million relating to Celgene products in the three and nine months ended September 30, 2020, respectively.
(b)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene product revenues for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(e)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$2,562	$2,718	$5,280	$2,758	$8,038	$2,785	$10,823	$2,915	$2,884	$5,799	$3,027	$8,826			$269	$788	10%	10%
Eliquis	1,925	2,042	3,967	1,928	5,895	2,034	7,929	2,641	2,163	4,804	2,095	6,899			167	1,004	9%	17%
Opdivo	1,801	1,823	3,624	1,817	5,441	1,763	7,204	1,766	1,653	3,419	1,780	5,199			(37)	(242)	(2)%	(4)%
Orencia	640	778	1,418	767	2,185	792	2,977	714	750	1,464	826	2,290			59	105	8%	5%
Pomalyst/Imnovid(a)	554	617	1,171	662	1,833	692	2,525	713	745	1,458	777	2,235			115	402	17%	22%
Sprycel	459	544	1,003	558	1,561	549	2,110	521	511	1,032	544	1,576			(14)	15	(3)%	1%
Yervoy	384	367	751	353	1,104	385	1,489	396	369	765	446	1,211			93	107	26%	10%
Abraxane(a)	285	314	599	317	916	336	1,252	300	308	608	342	950			25	34	8%	4%
Empliciti	83	91	174	89	263	94	357	97	97	194	96	290			7	27	8%	10%
Reblozyl(b)	—	—	—	—	—	—	—	8	55	63	96	159			96	159	N/A	N/A
Inrebic(b)	—	—	—	2	2	9	11	12	15	27	13	40			11	38	**	**
Zeposia(b)	—	—	—	—	—	—	—	—	1	1	2	3			2	3	N/A	N/A
Onureg(b)	—	—	—	—	—	—	—	—	—	—	3	3			3	3	N/A	N/A

Established Brands
Baraclude	141	147	288	145	433	122	555	122	121	243	100	343			(45)	(90)	(31)%	(21)%
Vidaza(a)	148	162	310	146	456	149	605	158	126	284	106	390			(40)	(66)	(27)%	(14)%
Other Brands(c)	552	557	1,109	420	1,529	393	1,922	418	331	749	287	1,036			(133)	(493)	(32)%	(32)%

Total(d)	$9,534	$10,160	$19,694	$9,962	$29,656	$10,103	$39,759	$10,781	$10,129	$20,910	$10,540	$31,450			$578	$1,794	6%	6%
(a)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.
(b)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.
(c)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(d)    All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(e)    Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,486
Pomalyst/Imnovid	370
Abraxane	170
Inrebic	4
Vidaza	91
Other Brands	37
Total	$2,158

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(c)	Year(c)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$899	$899	$1,966	$2,048	$4,014	$2,080	$6,094			N/A	N/A
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777	1,363	3,140	1,118	4,258			(1)%	18%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008	956	1,964	1,018	2,982			(6)%	(10)%
Orencia	449	566	1,015	554	1,569	577	2,146	500	554	1,054	588	1,642			6%	5%
Pomalyst/Imnovid	—	—	—	—	—	226	226	489	522	1,011	548	1,559			N/A	N/A
Sprycel	240	307	547	325	872	319	1,191	300	308	608	336	944			3%	8%
Yervoy	275	253	528	222	750	254	1,004	257	254	511	309	820			39%	9%
Abraxane	—	—	—	—	—	122	122	205	218	423	236	659			N/A	N/A
Empliciti	58	63	121	62	183	63	246	59	59	118	59	177			(5)%	(3)%
Reblozyl	—	—	—	—	—	—	—	8	55	63	92	155			N/A	N/A
Inrebic	—	—	—	—	—	5	5	12	15	27	13	40			N/A	N/A
Zeposia	—	—	—	—	—	—	—	—	1	1	2	3			N/A	N/A
Onureg	—	—	—	—	—	—	—	—	—	—	3	3			N/A	N/A

Established Brands
Baraclude	7	7	14	2	16	4	20	3	3	6	3	9			50%	(44)%
Vidaza	—	—	—	—	—	1	1	2	—	2	—	2			N/A	N/A
Other Brands(a)	90	90	180	95	275	108	383	180	131	311	137	448			44%	63%

Total(b)	$3,449	$3,667	$7,116	$3,472	$10,588	$4,754	$15,342	$6,766	$6,487	$13,253	$6,542	$19,795			88%	87%
(a)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $68 million and $237 million relating to Celgene products in the three and nine months ended September 30, 2020, respectively.
(b)    Includes Puerto Rico.
(c)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(d)    Includes Celgene product revenues for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
U.S. PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$1,686	$1,810	$3,496	$1,902	$5,398	$1,914	$7,312	$1,966	$2,048	$4,014	$2,080	$6,094			9%	13%
Eliquis	1,206	1,269	2,475	1,124	3,599	1,156	4,755	1,777	1,363	3,140	1,118	4,258			(1)%	18%
Opdivo	1,124	1,112	2,236	1,088	3,324	1,020	4,344	1,008	956	1,964	1,018	2,982			(6)%	(10)%
Orencia	449	566	1,015	554	1,569	577	2,146	500	554	1,054	588	1,642			6%	5%
Pomalyst/Imnovid(a)	390	447	837	469	1,306	489	1,795	489	522	1,011	548	1,559			17%	19%
Sprycel	240	307	547	325	872	319	1,191	300	308	608	336	944			3%	8%
Yervoy	275	253	528	222	750	254	1,004	257	254	511	309	820			39%	9%
Abraxane(a)	196	207	403	206	609	237	846	205	218	423	236	659			15%	8%
Empliciti	58	63	121	62	183	63	246	59	59	118	59	177			(5)%	(3)%
Reblozyl(a)	—	—	—	—	—	—	—	8	55	63	92	155			N/A	N/A
Inrebic(a)	—	—	—	2	2	9	11	12	15	27	13	40			**	**
Zeposia(a)	—	—	—	—	—	—	—	—	1	1	2	3			N/A	N/A
Onureg(a)	—	—	—	—	—	—	—	—	—	—	3	3			N/A	N/A

Established Brands
Baraclude	7	7	14	2	16	4	20	3	3	6	3	9			50%	(44)%
Vidaza(a)	3	3	6	2	8	2	10	2	—	2	—	2			(100)%	(75)%
Other Brands(b)	135	145	280	147	427	136	563	180	131	311	137	448			(7)%	5%

Total(c)	$5,769	$6,189	$11,958	$6,105	$18,063	$6,180	$24,243	$6,766	$6,487	$13,253	$6,542	$19,795			7%	10%
(a)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition.
(b)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(c)    Includes Puerto Rico. All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(d)    Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$1,015
Pomalyst/Imnovid	263
Abraxane	115
Inrebic	4
Vidaza	1
Other Brands	28
Total	$1,426

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change(c)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(d)	2nd Qtr(d)	6 Months(d)	3rd Qtr(d)	9 Months(d)	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid	$—	$—	$—	$—	$—	$400	$400	$949	$836	$1,785	$947	$2,732			N/A	N/A
Eliquis	719	773	1,492	804	2,296	878	3,174	864	800	1,664	977	2,641			22%	15%
Opdivo	677	711	1,388	729	2,117	743	2,860	758	697	1,455	762	2,217			5%	5%
Orencia	191	212	403	213	616	215	831	214	196	410	238	648			12%	5%
Pomalyst/Imnovid	—	—	—	—	—	96	96	224	223	447	229	676			N/A	N/A
Sprycel	219	237	456	233	689	230	919	221	203	424	208	632			(11)%	(8)%
Yervoy	109	114	223	131	354	131	485	139	115	254	137	391			5%	10%
Abraxane	—	—	—	—	—	44	44	95	90	185	106	291			N/A	N/A
Empliciti	25	28	53	27	80	31	111	38	38	76	37	113			37%	41%
Reblozyl	—	—	—	—	—	—	—	—	—	—	4	4			N/A	N/A

Established Brands
Baraclude	134	140	274	143	417	118	535	119	118	237	97	334			(32)%	(20)%
Vidaza	—	—	—	—	—	57	57	156	126	282	106	388			N/A	N/A
Other Brands(a)	397	391	788	255	1,043	248	1,291	238	200	438	150	588			(41)%	(44)%

Total	$2,471	$2,606	$5,077	$2,535	$7,612	$3,191	$10,803	$4,015	$3,642	$7,657	$3,998	$11,655			58%	53%
(a)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Other Brands includes $(11) million and $25 million relating to Celgene products in the three and nine months ended September 30, 2020, respectively.
(b)    Includes Celgene product revenues from November 20, 2019 through December 31, 2019.
(c)    The foreign exchange impact on international revenues was favorable 1% for the third quarter and unfavorable 2% year-to-date. The foreign exchange impact on Prioritized Brands is included below.
(d)    Includes Celgene product revenues for the entire period.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Eliquis	22%	4%	18%	15%	—	15%
Opdivo	5%	(1)%	6%	5%	(4)%	9%
Orencia	12%	(1)%	13%	5%	(2)%	7%
Sprycel	(11)%	—	(11)%	(8)%	(2)%	(6)%
Yervoy	5%	1%	4%	10%	(3)%	13%
Empliciti	37%	3%	34%	41%	1%	40%

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL PRO FORMA REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2019							2020							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(d)	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Prioritized Brands
Revlimid(a)	$876	$908	$1,784	$856	$2,640	$871	$3,511	$949	$836	$1,785	$947	$2,732			11%	3%
Eliquis	719	773	1,492	804	2,296	878	3,174	864	800	1,664	977	2,641			22%	15%
Opdivo	677	711	1,388	729	2,117	743	2,860	758	697	1,455	762	2,217			5%	5%
Orencia	191	212	403	213	616	215	831	214	196	410	238	648			12%	5%
Pomalyst/Imnovid(a)	164	170	334	193	527	203	730	224	223	447	229	676			19%	28%
Sprycel	219	237	456	233	689	230	919	221	203	424	208	632			(11)%	(8)%
Yervoy	109	114	223	131	354	131	485	139	115	254	137	391			5%	10%
Abraxane(a)	89	107	196	111	307	99	406	95	90	185	106	291			(5)%	(5)%
Empliciti	25	28	53	27	80	31	111	38	38	76	37	113			37%	41%
Reblozyl(a)	—	—	—	—	—	—	—	—	—	—	4	4			N/A	N/A

Established Brands
Baraclude	134	140	274	143	417	118	535	119	118	237	97	334			(32)%	(20)%
Vidaza(a)	145	159	304	144	448	147	595	156	126	282	106	388			(26)%	(13)%
Other Brands(b)	417	412	829	273	1,102	257	1,359	238	200	438	150	588			(45)%	(47)%

Total(c)	$3,765	$3,971	$7,736	$3,857	$11,593	$3,923	$15,516	$4,015	$3,642	$7,657	$3,998	$11,655			4%	1%
(a)    Products were acquired as part of the Celgene acquisition. Reflects product revenues for the period prior to November 20, 2019, which was the date of the acquisition. All product revenues prior to November 20, 2019 have been recast to exclude foreign currency hedge gains and losses.
(b)    Includes Sustiva, Reyataz, Daklinza and all other BMS and Celgene products acquired as part of the Celgene acquisition that have lost exclusivity in major markets, OTC brands and royalty revenue. Reflects Celgene product revenues for the period prior to November 20, 2019, which was the date of the acquisition, for such Celgene products.
(c)    All historically reported Celgene revenues have been recast to exclude Otezla® product revenues.
(d)    Celgene product revenues for the period of October 1, 2019 through November 19, 2019 are included below:

Revlimid	$471
Pomalyst/Imnovid	107
Abraxane	55
Vidaza	90
Other Brands	9
Total	$732

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr	Year
Inventory purchase price accounting adjustments	$—	$—	$—	$—	$—	$660	$660	$1,420	$714	$2,134	$456	$2,590
Employee compensation charges	—	—	—	—	—	1	1	2	1	3	—	3
Site exit and other costs	12	139	151	22	173	24	197	16	13	29	3	32
Cost of products sold	12	139	151	22	173	685	858	1,438	728	2,166	459	2,625

Employee compensation charges	—	—	—	—	—	27	27	15	12	27	7	34
Site exit and other costs	1	—	1	—	1	8	9	6	(1)	5	(1)	4
Marketing, selling and administrative	1	—	1	—	1	35	36	21	11	32	6	38

License and asset acquisition charges	—	25	25	—	25	—	25	25	300	325	203	528
IPRD impairments	32	—	32	—	32	—	32	—	—	—	—	—
Inventory purchase price accounting adjustments	—	—	—	—	—	—	—	17	—	17	8	25
Employee compensation charges	—	—	—	—	—	33	33	18	15	33	8	41
Site exit and other costs	19	19	38	20	58	109	167	56	39	95	4	99
Research and development	51	44	95	20	115	142	257	116	354	470	223	693

Amortization of acquired intangible assets	—	—	—	—	—	1,062	1,062	2,282	2,389	4,671	2,491	7,162

Interest expense(a)	—	83	83	166	249	73	322	(41)	(41)	(82)	(40)	(122)
Pension and postretirement	49	44	93	1,545	1,638	(3)	1,635	—	—	—	—	—
Royalties and licensing income	—	—	—	(9)	(9)	(15)	(24)	(83)	(18)	(101)	(53)	(154)
Divestiture losses/(gains)	—	8	8	(1,179)	(1,171)	3	(1,168)	(16)	9	(7)	1	(6)
Acquisition expenses	165	303	468	7	475	182	657	—	—	—	—	—
Contingent consideration	—	—	—	—	—	523	523	556	(165)	391	(988)	(597)
Investment income	—	(54)	(54)	(99)	(153)	(44)	(197)	—	—	—	—	—
Integration expenses	22	106	128	96	224	191	415	174	166	340	195	535
Provision for restructuring	12	10	22	10	32	269	301	160	115	275	176	451
Equity investment (gains)/losses	(175)	(71)	(246)	261	15	(294)	(279)	339	(818)	(479)	(214)	(693)
Litigation and other settlements	—	—	—	—	—	75	75	—	—	—	—	—
Reversion excise tax	—	—	—	—	—	—	—	76	—	76	—	76
Other	—	—	—	—	—	2	2	—	—	—	—	—
Other (income)/expense, net	73	429	502	798	1,300	962	2,262	1,165	(752)	413	(923)	(510)

Increase to pretax income	137	612	749	840	1,589	2,886	4,475	5,022	2,730	7,752	2,256	10,008

Income taxes on items above	(43)	(105)	(148)	(275)	(423)	(264)	(687)	(291)	(3)	(294)	(405)	(699)
Income taxes attributed to Otezla® divestiture	—	—	—	—	—	808	808	—	255	255	11	266
Income taxes attributed to internal transfer of intangible assets	—	—	—	—	—	—	—	—	853	853	—	853
Income taxes	(43)	(105)	(148)	(275)	(423)	544	121	(291)	1,105	814	(394)	420

Increase to net earnings	$94	$507	$601	$565	$1,166	$3,430	$4,596	$4,731	$3,835	$8,566	$1,862	$10,428
(a)    Includes amortization of purchase price adjustments to Celgene debt.
(b)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr	Year
Gross Profit	$4,096	$4,301	$8,397	$4,217	$12,614	$5,453	$18,067	$7,119	$7,430	$14,549	$8,038	$22,587
Specified items(a)	12	139	151	22	173	685	858	1,438	728	2,166	459	2,625
Gross profit excluding specified items	4,108	4,440	8,548	4,239	12,787	6,138	18,925	8,557	8,158	16,715	8,497	25,212

Marketing, selling and administrative	1,006	1,076	2,082	1,055	3,137	1,734	4,871	1,606	1,628	3,234	1,706	4,940
Specified items(a)	(1)	—	(1)	—	(1)	(35)	(36)	(21)	(11)	(32)	(6)	(38)
Marketing, selling and administrative excluding specified items	1,005	1,076	2,081	1,055	3,136	1,699	4,835	1,585	1,617	3,202	1,700	4,902

Research and development	1,348	1,325	2,673	1,378	4,051	2,097	6,148	2,372	2,522	4,894	2,499	7,393
Specified items(a)	(51)	(44)	(95)	(20)	(115)	(142)	(257)	(116)	(354)	(470)	(223)	(693)
Research and development excluding specified items	1,297	1,281	2,578	1,358	3,936	1,955	5,891	2,256	2,168	4,424	2,276	6,700

Amortization of acquired intangible assets	24	24	48	25	73	1,062	1,135	2,282	2,389	4,671	2,491	7,162
Specified items(a)	—	—	—	—	—	(1,062)	(1,062)	(2,282)	(2,389)	(4,671)	(2,491)	(7,162)
Amortization of acquired intangible assets excluding specified items	24	24	48	25	73	—	73	—	—	—	—	—

Other (income)/expense, net	(261)	100	(161)	410	249	689	938	1,163	(736)	427	(915)	(488)
Specified items(a)	(73)	(429)	(502)	(798)	(1,300)	(962)	(2,262)	(1,165)	752	(413)	923	510
Other expense/(income), net excluding specified items	(334)	(329)	(663)	(388)	(1,051)	(273)	(1,324)	(2)	16	14	8	22
(a)    Refer to the Specified Items schedule for further details.
(b)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2019							2020
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr(b)	Year(b)	1st Qtr(c)	2nd Qtr(c)	6 Months(c)	3rd Qtr(c)	9 Months(c)	4th Qtr	Year
Earnings/(Loss) before income taxes	$1,979	$1,776	$3,755	$1,349	$5,104	$(129)	$4,975	$(304)	$1,627	$1,323	$2,257	$3,580
Specified items(a)	137	612	749	840	1,589	2,886	4,475	5,022	2,730	7,752	2,256	10,008
Earnings before income taxes excluding specified items	2,116	2,388	4,504	2,189	6,693	2,757	9,450	4,718	4,357	9,075	4,513	13,588

Provision/(Benefit) for income taxes	264	337	601	(17)	584	931	1,515	462	1,707	2,169	379	2,548
Income taxes on specified items(a)	43	105	148	275	423	264	687	291	3	294	405	699
Income taxes attributed to Otezla® divestiture(a)	—	—	—	—	—	(808)	(808)	—	(255)	(255)	(11)	(266)
Income taxes attributed to internal transfer of intangible assets(a)	—	—	—	—	—	—	—	—	(853)	(853)	—	(853)
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	307	442	749	258	1,007	387	1,394	753	602	1,355	773	2,128

Noncontrolling Interest	5	7	12	13	25	(4)	21	9	5	14	6	20
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	5	7	12	13	25	(4)	21	9	5	14	6	20

Net Earnings/(Loss) attributable to BMS used for Diluted EPS Calculation - GAAP	1,710	1,432	3,142	1,353	4,495	(1,056)	3,439	(775)	(85)	(860)	1,872	1,012
Specified items(a)	94	507	601	565	1,166	3,430	4,596	4,731	3,835	8,566	1,862	10,428
Net Earnings attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	1,804	1,939	3,743	1,918	5,661	2,374	8,035	3,956	3,750	7,706	3,734	11,440

Weighted-average Common Shares Outstanding - Diluted-GAAP	1,637	1,637	1,637	1,634	1,636	1,918	1,712	2,258	2,263	2,261	2,290	2,295
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	1,637	1,637	1,637	1,634	1,636	1,941	1,712	2,298	2,297	2,298	2,290	2,295

Diluted Earnings/(Loss) Per Share - GAAP*	$1.04	$0.87	$1.92	$0.83	$2.75	$(0.55)	$2.01	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44
Diluted Earnings Per Share attributable to specified items(a)	0.06	0.31	0.37	0.34	0.71	1.77	2.68	2.06	1.67	3.73	0.81	4.54
Diluted Earnings Per Share - Non-GAAP*	$1.10	$1.18	$2.29	$1.17	$3.46	$1.22	$4.69	$1.72	$1.63	$3.35	$1.63	$4.98

Effective Tax Rate	13.3%	19.0%	16.0%	(1.3)%	11.4%	(721.7)%	30.5%	(152.0)%	104.9%	163.9%	16.8%	71.2%
Specified items(a)	1.2%	(0.5)%	0.6%	13.1%	3.6%	735.7%	(15.7)%	168.0%	(91.1)%	(149.0)%	0.3%	(55.5)%
Effective Tax Rate excluding specified items	14.5%	18.5%	16.6%	11.8%	15.0%	14.0%	14.8%	16.0%	13.8%	14.9%	17.1%	15.7%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.
(b)    Includes Celgene results of operations from November 20, 2019 through December 31, 2019.
(c)    Includes Celgene results of operations for the entire period.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019(a)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Cash and cash equivalents	$7,335	$28,404	$30,489	$12,346	$15,817	$19,934	$19,435
Marketable debt securities - current	1,429	953	2,053	3,047	2,505	1,724	1,720
Marketable debt securities - non-current	1,233	994	925	767	651	523	495
Cash, cash equivalents and marketable debt securities	9,997	30,351	33,467	16,160	18,973	22,181	21,650

Short-term debt obligations	(381)	(545)	(569)	(3,346)	(3,862)	(4,819)	(3,585)
Long-term debt	(5,635)	(24,433)	(24,390)	(43,387)	(42,844)	(41,853)	(41,364)
Net (debt)/cash position	$3,981	$5,373	$8,508	$(30,573)	$(27,733)	$(24,491)	$(23,299)
(a)    Includes Celgene balances as of December 31, 2019.

BRISTOL-MYERS SQUIBB COMPANY
2020 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2020
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$0.47 to $0.57

Projected Specified Items:
Purchase price accounting adjustments(a)	5.33	0.44	4.89
Acquisition, restructuring and integration expenses(b)	0.63	0.13	0.50
Equity investment gains and contingent consideration	(0.57)	(0.09)	(0.48)
Research and development license and asset acquisition charges	0.44	0.05	0.39
Employee compensation charges(c)	0.04	0.01	0.03
Divestiture gains and licensing income	(0.07)	(0.02)	(0.05)
Other	0.01	—	0.01
Income taxes attributed to Otezla® divestiture and internal transfer of intangible assets	—	(0.49)	0.49
Total	5.81	0.03	5.78

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$6.25 to $6.35
(a)    Includes amortization of acquired intangible assets, unwind of inventory fair value adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b)    Includes acquisition-related financing, transaction, restructuring and integration expenses recognized in Cost of products sold, Research and development and Other (income)/expense, net.
(c)    Includes items recognized in Cost of products sold, Marketing, selling and administrative and Research and development.

The following table summarizes the company's 2020 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	$41.5 billion - $42.0 billion	$41.5 billion - $42.0 billion

Gross margin as a percent of revenue	Approximately 74%	Approximately 80%

Marketing, selling and administrative expense	Approximately $6.9 billion	Approximately $6.9 billion

Research and development expense	Approximately $10.4 billion	Approximately $9.2 billion

Other (income)/expense, net	($0.1 billion) - ($0.3 billion)	($0.1 billion) - $0.1 billion

Effective tax rate	Approximately 69%	Approximately 16%

Weighted average diluted shares	Approximately 2.3 billion	Approximately 2.3 billion

The GAAP financial results for the full year of 2020 will include specified items, including purchase price accounting adjustments, acquisition and integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations, research and development license and asset acquisition charges, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction, equity investment and contingent value rights fair value adjustments and tax items resulting from internal transfer of intangible assets and the Otezla® divestiture, among other items. The 2020 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures, including any impact of the MyoKardia acquisition, and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Third Quarter 2020 Financial Results on November 5, 2020, including “2020 Financial Guidance” and “Use of non-GAAP Financial Information” therein.